Tax	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Tax
8. Tax
Tax on profit/(loss)

	United Kingdom			Other jurisdictions			Total
	2023 $m	2022 $m	2021 $m	2023 $m	2022 $m	2021 $m	2023 $m	2022 $m	2021 $m

Current tax

Current period	16	6	1	245	177	138	261	183	139

Adjustments in respect of prior periods	–	(2)	–	12	(5)	4	12	(7)	4

	16	4	1	257	172	142	273	176	143

Deferred tax

Origination and reversal of temporary differences	1	(1)	(7)	(21)	(6)	(14)	(20)	(7)	(21)

Changes in tax rates and tax laws	–	–	(25)	2	–	–	2	–	(25)

Adjustments to unprovided or unrecognised deferred tax a	–	(2)	2	5	–	–	5	(2)	2

Adjustments in respect of prior periods	1	2	1	(1)	(5)	(4)	–	(3)	(3)

	2	(1)	(29)	(15)	(11)	(18)	(13)	(12)	(47)

Income tax charge/(credit) for the year b	18	3	(28)	242	161	124	260	164	96

a	Represents a reassessment of the recovery of deferred taxes in line with the Group’s profit forecasts.

b	‘Other jurisdictions’ includes $172m (2022: $134m, 2021: $112m) in respect of US taxes.
Reconciliation of tax charge

	2023%	2022%	2021%

Tax at UK blended rate	23.5	19.0	19.0

Tax credits	(0.5)	(0.1)	(0.1)

System Fund a	(1.3)	3.1	0.4

Foreign exchange gains	(1.0)	(0.9)	–

Other permanent differences b	0.9	0.5	1.4

Non-recoverable foreign taxes	1.3	3.5	3.5

Net effect of different rates of tax c	1.5	6.3	6.8

Effect of changes in UK tax rates and laws d	–	–	(7.0)

Effects of substantive enactment of UAE tax rates and laws e	(0.9)	–	–

Effect of changes in other tax rates and laws	0.2	0.1	–

Reduction in current tax expense by previously unrecognised deferred tax assets	–	–	(0.1)

Items on which deferred tax arose but where no deferred tax is recognised f	0.2	1.2	2.0

Effect of adjustments to unprovided or unrecognised deferred taxes g	0.5	(0.4)	0.5

Adjustment to tax charge in respect of prior periods h	1.3	(1.9)	0.2

	25.7	30.4	26.6

a	The System Fund is, in general, not subject to taxation.

b	Includes (0.6) percentage points (2022: (1.0) percentage points, 2021: (0.7) percentage points) in respect of the US Foreign-derived intangible income regime.

c	Includes 1.3 percentage points (2022: 6.9 percentage points, 2021: 7.1 percentage points) driven by the relatively high blended US rate, which includes US Federal and State taxes.

d	In 2021, the UK Government enacted an increase to the UK rate of Corporation Tax from 19% to 25%.

e
During 2023, law implementing a new corporate income tax regime was substantively enacted in the UAE. This resulted in the recognition of a deferred tax asset of $9m in the UAE. Absent further law change, this benefit is not likely to reoccur.

f	Predominantly in respect of losses arising in the year.

g
Entirely in respect of adjustments relating to estimated recoverable deferred tax assets other than 2023. In 2023, includes 0.7 percentage points respectively relating to the provision of previously unprovided deferred tax liabilities which arise on temporary differences in subsidiaries.

h	Relates to the finalisation of tax returns, activity from tax authorities such as tax audits and the reassessment of provisions for uncertain tax positions.
Factors that may affect the future tax charge
Many factors will affect the Group’s future tax rate, the main ones being future legislative developments, future profitability of underlying subsidiaries and tax uncertainties.
In 2021, the OECD made proposals for worldwide tax reform under a two ‘pillar’ system – Pillar One and Pillar Two. Pillar One has not been enacted in any jurisdiction, but even if it were in its current form, the Group would not expect to be impacted.
Pillar Two seeks to impose a global minimum tax, essentially establishing a floor on corporate tax competition by ensuring a large multinational enterprise is subject to tax in each jurisdiction at a 15% effective minimum tax rate regardless of where it operates. A total of 145 jurisdictions have agreed in principle to implement the Pillar Two rules with approximately a third of these actively preparing and implementing legislation. Notably the UK, the Group’s headquarter jurisdiction, substantively enacted the Pillar Two rules in 2023 and as such they will apply to the Group on a worldwide basis from 1 January 2024, with the first tax return due to be filed by 30 June 2026.
For the first three years of operation, transitional exemptions operate on a jurisdiction-by-jurisdiction
basis to remove the need to prepare full calculations. The Group has analysed these exemptions on the assumption that the Pillar Two rules were to have applied in the periods 2019 to 2022 and concluded that only three
jurisdictions in the Group would have failed to meet the exemptions once transactions or items that the Group would not expect to recur in the future were excluded. Failing to meet the exemptions does not mean that Pillar Two tax will be due, but instead that the full calculations are performed, which are complex in nature. The profit before tax for these three territories in 2023 was c.$35m and accordingly the Group does not believe any material Pillar Two tax would have arisen.
Once the transitional exemptions cease to be available at the start of 2027, the Group will be required to perform full calculations for every jurisdiction. The Group will continue to assess the future impact of the rules, taking into account the issuance of new guidance and refinements to the rules (including possible new exemptions), expected to occur within the next three years. However, given that a significant proportion of the Group’s profit before tax was earned in legal entities in the US, UK and China, each of which has a blended future statutory tax rate of 25% or higher, the Group considers the likelihood of material future Pillar Two taxes arising to be low, based upon the current profile of the Group’s business.
As a revenue protecting measure, more jurisdictions are beginning to implement their own minimum tax systems, in general, with rules similar to those of Pillar Two. This has the impact of replacing any Pillar Two tax arising on the profits of a jurisdiction with an equivalent amount of domestic tax.
Tax paid
Total tax paid (net of refunds) is entirely in respect of operating activities. This comprises taxes paid directly by Group entities to taxing authorities and taxes withheld at source in respect of fees payable to the Group. Taxes withheld at source are paid by hotel owners to their local taxing authorities on behalf of the Group. The table below shows the territories to whom taxes are directly paid by the Group which exceed $5m in the current or comparative periods, in addition to the UK, the Group’s headquarter jurisdiction. The year-on-year
increases are predominantly driven by corresponding increases to Group profitability and refunds received in 2021 in respect of earlier periods.

	2023 $m	2022 $m	2021 $m

China a	5	10	3

UK	8	3	(2)

US b	171	165	68

Other jurisdictions	22	11	1

	206	189	70

Taxes withheld at source	37	22	16

Tax paid per cash flow	243	211	86

a	Tax payments are typically based upon the previous year’s profits.

b	Includes refunds in respect of earlier periods of $nil (2022: $nil, 2021: $15m).
A reconciliation of tax paid to the total current tax charge in the Group income statement is as follows:

	2023 $m	2022 $m	2021 $m

Current tax charge in the Group income statement	273	176	143

Current tax credit in the Group statement of comprehensive income	(6)	(2)	–

Current tax credit taken directly to equity	(5)	–	–

Total current tax charge	262	174	143

Movements to tax contingencies a	(2)	10	(4)

Timing differences of cash tax paid and foreign exchange differences b	(17)	27	(53)

Tax paid per cash flow	243	211	86

a
Tax contingency movements are included within the current tax charge but do not impact cash tax paid in the year. Settlements of tax contingencies are included within cash tax paid in the year but not recorded in the current year tax charge.

b	2021 included $20m of refunds in respect of earlier years, $12m of other receivables which have been allocated to payments that otherwise would have been due and $28m of payments due in 2022.
Deferred tax

	Property, plant, equipment and software $m	Application fees $m	Deferred gains on loan notes $m	a	Associates $m	Losses $m	b	Employee benefits $m	Deferred compensation $m	Expected credit losses on trade receivables $m	Intangible assets excluding software $m	Other short-term temporary differences $m	c,d	Total $m

At 1 January 2022	(81)	40	(34)		(55)	84		39	48	20	(16)	9		54

Group income statement	32	1	–		(4)	5		1	4	(5)	(21)	(1)		12

Group statement of comprehensive income	–	–	–		–	(1)		(6)	–	–	–	8		1

Group statement of changes in equity	–	–	–		–	–		1	–	–	–	–		1

Exchange and other adjustments	(4)	–	–		–	(9)		(3)	–	(1)	(3)	–		(20)

At 31 December 2022	(53)	41	(34)		(59)	79		32	52	14	(40)	16		48

Group income statement	22	1	–		(1)	–		2	2	(3)	(9)	(1)		13

Group statement of comprehensive income	–	–	–		–	(6)		–	–	–	–	(5)		(11)

Group statement of changes in equity	–	–	–		–	–		6	–	–	–	–		6

Exchange and other adjustments	1	–	–		–	3		1	–	–	3	2		10

At 31 December 2023	(30)	42	(34)		(60)	76		41	54	11	(46)	12		66

a	Become due in 2025 unless prevailing law at that time allows further deferral.

b	Wholly in respect of revenue losses.

c	No balances exceeding $20m are contained within ‘Other short-term temporary differences’.

d	Primarily in respect of contract costs, right-of-use assets, lease liabilities and expenses for which tax relief has not yet been obtained.
The analysis of the deferred tax balance after considering the offset of assets and liabilities within entities where there is a legal right to do so and an analysis of the deferred tax balance showing all territories with balances greater than $10m in either the current or prior year are as follows:

	2023 $m	2022 $m

Deferred tax assets	134	126

Deferred tax liabilities	(68)	(78)

	66	48

Analysed as:

United Kingdom	113	109

United States	(53)	(73)

Other	6	12

	66	48
A deferred tax asset of $nil (2022: $107m) has been recognised in legal entities which have made a loss in the current or the previous year.
Recoverability of UK deferred tax assets
The Group has recognised UK deferred tax assets of $113m (2022: $109m), including revenue losses of $73m (2022: $73m). The deferred tax assets have been recognised following the consideration of both positive and negative evidence in respect of the probability of future taxable profits against which the assets could be recovered. The losses have arisen by identifiable non-recurring
events, for example special contributions into a former Group pension scheme and the impact of
Covid-19,
absent which, the UK tax group would have been profitable. The losses do not expire, although they can only be offset against 50% of annual UK taxable profits. The UK deferred tax asset should reverse over a seven
- to
ten-year
period (2022:
seven
- to
ten-year
period), with the lower end of this range based on the Group’s Base Case forecast (see page 161 within ‘Going concern’) and the upper end of the range based on the Group’s Severe Downside Case forecast.
The Group’s TCFD disclosures describe how physical and transitional climate risks present both risks and opportunities for IHG. The potential downside risk has been considered in the context of the UK deferred tax asset recoverability, without taking account of opportunities or mitigating actions, and could be absorbed within the sensitivities disclosed above.
Unrecognised deferred tax assets
The Group does not recognise deferred tax assets if it cannot anticipate being able to offset them against existing deferred tax liabilities or against future profits or gains.
The total unrecognised deferred tax position is as follows:

		Gross	Unrecognised deferred tax
	2023 $m	2022 $m	2023 $m	2022 $m

Revenue losses	450	430	79	78

Capital losses	580	549	146	138

	1,030	979	225	216

Tax credits	32	25	32	25

Other a	16	31	5	8

	1,078	1,035	262	249

a	Primarily relates to costs incurred for which tax relief has not been obtained.
There is no expiry date to any of the above unrecognised assets other than for the losses and tax credits as shown in the table below:

		Gross	Unrecognised deferred tax
Expiry date	2023 $m	2022 $m	2023 $m	2022 $m

2023	–	1	–	–

2024	6	4	1	1

2025	11	9	2	1

2026	7	18	1	4

2027	7	3	1	–

2028	6	–	1	–

2029	10	10	10	10

After 2030	22	18	22	16
Unprovided deferred tax liabilities
No deferred tax liability has been provided in respect of $0.5bn (2022: $0.5bn) of taxable temporary differences relating to subsidiaries (comprising undistributed earnings and net inherent gains).
Uncertain tax positions
Current tax payable includes $14m (2022: $9m) in respect of uncertain tax positions, with the largest single item not exceeding $3m (2022: $3m). There are no amounts recognised in relation to uncertain tax positions within deferred tax in either the current or prior year.
The Group’s most material territories for tax are the US and the UK and the Group carries provisions of $6m (2022: $3m) in respect of US federal and state tax uncertainties and $nil (2022: $nil) in respect of UK Corporation Tax uncertainties.
In the US, the Internal Revenue Service has the right to commence a routine audit of a federal income tax return for up to three years following the filing of the return. The Group has now agreed all federal tax returns up to and including 2019 and there are no ongoing audits.
In the UK, HM Revenue and Customs (‘HMRC’) has the right to commence a routine audit of a UK Corporation Tax return for up to 12 months following the filing of the return. The Group has agreed all UK tax returns for periods up to 2021 other than 2016. The Group received a single question from HMRC in respect of the 2016 period in 2019, to which a response was provided also in 2019. The Group has received no meaningful update since and still considers the risk of material adjustment to be low.